Securities and Exchange Commission
Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
PURSUANT TO SECTION 12(b) OR 12(g) OF THE
SECURITIES EXCHANGE ACT OF 1934

HOME TREASURE FINDERS, INC.
(Exact name of registrant as specified in its charter)

COLORADO	26-3119496
(State of incorporation or organization)	(IRS Employer Identification No.)

3412 West 62nd Avenue, Denver, Colorado	80221
(Address of principal executive offices)	(Zip Code)

Securities to be registered pursuant to Section 12(b) of the Act: None.

Title of Each Class	Name of Each Exchange on Which
To Be So Registered	Each Class Is to Be Registered

Not applicable	Not applicable

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A. (c), check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A. (d), check the following box. [X]

Securities Act registration statement file number to which this form relates: 333-176154 (if applicable)

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, no par value

Item 1.  Description of Registrant's Securities to Be Registered.

The Registrant hereby incorporates its pre-effective Registration Statement filed on January 20, 2012 on From S-1/Amendment number 4. File number 333-176154

Item 2.  Exhibits.

 The Registrant hereby incorporates its pre-effective Registration Statement filed on January 20, 2012 on From S-1/Amendment number 4. File number 333-176154

SIGNATURE

Pursuant to the requirements of Section l2 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Home Treasure Finders, Inc.

Dated: August 8, 2013	By:	/s/ Corey Wiegand
Corey Wiegand
Chief Executive Officer